EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation of our report dated May 1, 2002, appearing in the Annual Report on page F-2 of Form 10-KSB of Odyssey Marine Exploration, Inc. for the year ended February 28, 2002, in the Company's Registration Statements on Form S-8, SEC File No. 333-50325 regarding the 1997 Stock Option Plan and SEC File No. 333-50343 regarding the Consulting Agreement; and in the Company's Registration Statement on Form S-3, SEC File No. 333-42842.



/s/ Ferlita, Walsh & Golzalez, P.A.

Ferlita, Walsh & Gonzalez, P.A.
3302 Azeele Street
Tampa, FL  33609

May 29, 2002